Johnson Dynamic Growth Fund

Johnson Disciplined Large-Cap Fund

SUPPLEMENT DATED OCTOBER 31, 2011

TO THE PROSPECTUS DATED May 1, 2011

Dear Shareholder:

The Board of Trustees of Johnson Mutual Funds has approved the reorganization and merger of each of the Johnson Dynamic Growth Fund and the Johnson Disciplined Large-Cap Fund into the Johnson Growth Fund.  It is anticipated that the reorganization will be completed on or about December 16, 2011 and that the Johnson Dynamic Growth Fund and Johnson Disciplined Large-Cap Fund will cease operations as of that date.

The Board of Trustees of Johnson Mutual Funds has determined that the reorganization is in the best interest of the Johnson Dynamic Growth Fund and Johnson Disciplined Large-Cap Fund shareholders.  In approving the reorganization, the Board of Trustees considered that (i) the Funds all seek long term capital growth as their investment objective, (ii) the Funds all have the same management fee and nearly identical total Annual Fund Operating Expenses, (iii) the Funds hold many of the same securities in all three portfolios, (iv) the Johnson Growth Fund is larger in terms of assets and has a longer performance history (v) the Johnson Growth Fund has achieved similar returns as the Johnson Dynamic Growth Fund and Johnson Disciplined Large-Cap Fund over various periods, but with lower volatility, (vi) that the mergers of the Funds will allow for the more efficient management of the Funds’ assets.

You may redeem your entire investment in the Johnson Dynamic Growth Fund and/or Johnson Disciplined Large-Cap Fund at any time prior to the December 16, 2011 closing date.  If you take no action with regard to the shares of the Johnson Dynamic Growth Fund or the Johnson Disciplined Large-Cap Fund you now own, on or about December 16, 2011, your shares will be automatically redeemed in exchange for shares, equal in dollar value, of the Johnson Growth Fund.  It is anticipated that the transactions will be tax free reorganizations under the Internal Revenue Code, which means that the reorganizations will not produce the recognition of income, gain or loss for federal income tax purposes by either the Funds or their shareholders.

Under Rule 17a-8 of the Investment Company Act of 1940, shareholder approval of the proposed reorganizations is not required because of, among other things, the similarity of the Funds’ investment advisory contracts with Johnson Investment Counsel, the similarity of the Funds’ investment objectives and strategies, and because the Funds are all series of the Johnson Mutual Funds Trust which is overseen by the same Board of Trustees. However, because there are slight differences in the investment strategies among the Funds, shareholders of the Johnson Dynamic Growth Fund and Johnson Disciplined Large-Cap Fund will receive an Information Statement providing more details about the proposed reorganization.

If you hold shares of the Johnson Dynamic Growth Fund or Johnson Disciplined Large-Cap Fund in a tax-deferred retirement plan, and you choose to redeem your shares rather than participate in the reorganizations, you should consult your tax advisor regarding the consequences of such a redemption.